SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   January 10, 2003

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)

          DELAWARE               1-9608              36-3514169
          --------               ------              ----------
       (State of Other         (Commission          (IRS Employer
        Jurisdiction          File Number)       Identification No.)
      of Incorporation)

          29 East Stephenson Street
              Freeport, Illinois                     61032-0943
    (Address Principal Executive Offices)            (Zip Code)

     Registrant's telephone number, including area code: (815) 235-4171







    ITEM 5.  OTHER EVENTS.

        The opinion of Schiff Hardin & Waite filed herewith is incorporated by reference into the Company's Registration Statement on Form S-3 (Nos. 333-88050).


   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
             EXHIBITS

             (c)  Exhibits.

                  (99) Opinion of Schiff Hardin & Waite








































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                                 SIGNATURES
                                 ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:  January 10, 2003            By:  /s/ Dale L. Matschullat
                                           -----------------------------
                                           Dale L. Matschullat
                                           Vice President - General
                                             Counsel






































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                                EXHIBIT INDEX
                                -------------


    EXHIBIT NO.     DESCRIPTION
    ----------      -----------

    99              Opinion of Schiff Hardin & Waite













































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